Exhibit 10.1

AMENDMENT 6 TO THE

COLLABORATION AND OPTION AGREEMENT

This Amendment 6 to the Collaboration and Option Agreement (the “Amendment”) is made and entered into on June 13, 2018 (the “Amendment Date”), by and between OncoMed Pharmaceuticals, Inc., a Delaware corporation located at 800 Chesapeake Drive, Redwood City, California 94063, United States of America (“OncoMed”), and Bayer AG, a German corporation located at Müllerstrasse 178, 13353 Berlin, Germany (“Bayer”). OncoMed and Bayer are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

recitals

Whereas, OncoMed and Bayer Pharma AG (previously acting under the name Bayer Schering Pharma AG; hereinafter “BSP”) entered into a Collaboration and Option Agreement effective as of June 15, 2010, which was amended various times (as amended, the “Agreement”), pursuant to which agreement they undertook to collaborate to discover and develop biologic and small molecule compounds directed to targets within the Wnt cellular pathway;

Whereas, BSP has leased its business to Bayer effective January 1, 2017 and has assigned the Collaboration and Option Agreement as of such date;

Whereas, the discovery of small molecule compounds, [***];

Whereas, the Parties have agreed to adjust the Small Molecule Research Term and the period and the terms and conditions for Small Molecule Advancement;

AMENDMENT

Now, Therefore, in consideration of the foregoing and the mutual agreements set forth below, the Parties agree as follows:

1.  Any capitalized terms used in this Amendment shall have the meaning set forth in the Agreement, unless otherwise defined herein.

2.  Section 1.133 of the Agreement shall be amended and restated in its entirety to read as follows:

“1.133  “Small Molecule Advancement” means the decision by Bayer to advance Small Molecule Collaboration Compounds into the Collaboration for further Development and potential Commercialization and to obtain the license set forth on Section 5.1.1, which shall be deemed to occur upon [***].”

3.  Section 1.137 of the Agreement shall be amended and restated in its entirety to read as follows:

“1.137  “Small Molecule Research Term” means the period commencing from the Effective Date and ending upon the [***] to occur of either (a) [***].”

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.  The first three sentences of Section 3.2 shall be amended and restated to read as follows:

“Small Molecule Advancement.  Subject to the terms and conditions of this Agreement, OncoMed hereby grants to Bayer the exclusive right, at any time during the time period set forth in this Section 3.2, to elect to advance Small Molecule Collaboration Compounds into the Collaboration for further Development and potential Commercialization and to obtain the license under Section 5.1.1 with respect thereto. To exercise such right, Bayer shall notify OncoMed in writing, which notification shall be made, if at all, prior to the earlier of (a) [***]. Upon OncoMed’s receipt of such notice, all Small Molecule Collaboration Compounds shall be designated as BSP Development Compounds. […]”

5.  Exhibit 6.3.1 to the Agreement shall be replaced with regard to Small Molecule Collaboration Compounds with the updated Exhibit 6.3.1 attached to this Amendment as Exhibit A.

6.  Section 6.3.3 of the Agreement shall be deleted in its entirety.

7.  The second sentence of Section 11.1 shall be amended and restated to read as follows:

“[…] If Bayer does not exercise its Small Molecule Advancement right by providing notice thereof to OncoMed in accordance with Section 3.2 within the time period set forth in Section 3.2, this Agreement will expire within thirty (30) days after the expiration of the time period set forth in Section 3.2. […]”

8.  All other terms and conditions of the Agreement shall remain in full force and effect.

9.  This Amendment may be executed in counter-parts with the same effect as if both Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. Signatures to this Amendment transmitted by facsimile, by email in “portable document format” (“.pdf”), or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Amendment shall have the same effect as physical delivery of the paper document bearing original signature.

10.  This Amendment, together with the Exhibit hereto and the Agreement and all Exhibits thereto, constitutes the entire Agreement between the Parties as to the subject matter of this Amendment, and supersedes and merges all prior and contemporaneous negotiations, representations, agreements and understandings regarding the same.

[Next page is the signature page.]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective duly authorized officers as of the Amendment Date.

OncoMed Pharmaceuticals, Inc.	Bayer AG

By:/s/ John Lewicki	By:ppa. /s/ Karl Ziegelbauer
John Lewicki	Dr. Karl Ziegelbauer
President and CEO	Head of Therapeutic Research Groups

By:ppa. /s/ Hans Lindner
Dr. Hans Lindner
Head of Global External Innovation & Alliances

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A

Exhibit 6.3.1

Milestone Payments for Small Molecule Collaboration Compounds

Milestone Event	Payment [***]
Small Molecule Collaboration Compound
[***] [1]	[***]

[1]	For purposes of this Exhibit 6.3.1, [***] means the [***] have been satisfied.
[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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